UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2015

Eastern Virginia Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-23565	54-1866052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Hospital Road, Tappahannock, Virginia	22560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 443-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 20, 2015, Eastern Virginia Bankshares, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s redemption (the “Partial Redemption”) of an additional 5,000 shares, or 35.7%, of its 14,000 shares of outstanding Fixed Rate Cumulative Perpetual Preferred Stock, Series A (“Series A Preferred Stock”) that were originally issued to the United States Department of the Treasury under the Troubled Asset Relief Program Capital Purchase Program. The Company previously redeemed 10,000 shares of the Series A Preferred Stock in October 2014. Following completion of the Partial Redemption, 9,000 shares of Series A Preferred Stock remain outstanding.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated January 20, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.

Dated:January 20, 2015	/s/ J. Adam Sothen
By: J. Adam Sothen
Executive Vice President &
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 20, 2015.

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